Investor Presentation August 2015 Exhibit 99.1

Cautionary Note

Forward
Looking
Statements
Certain statements and information in this presentation constitute "forward-looking statements." Certain expressions including
"believe," "expect," "intends," or other similar expressions are intended to identify Arc Logistics Partners LP’s (the “Partnership” or
“Arc Logistics”) current expectations, opinions, views or beliefs concerning future developments and their potential effect on the
Partnership. While management believes that these forward-looking statements are reasonable when made, there can be no assurance that future developments affecting the Partnership will be those that it anticipates. The forward-looking statements involve significant risks and uncertainties (some of which are beyond the Partnership's control) and assumptions that could cause actual results to differ materially from the Partnership's historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from forward-looking statements include but are not limited to: (i) adverse economic, capital markets and political conditions; (ii) changes in the market place for the Partnership's services; (iii) changes in supply and demand of crude oil and petroleum products; (iv) actions and performance of the Partnership's customers, vendors or competitors; (v) changes in the cost of or availability of capital; (vi) unanticipated capital expenditures in connection with the construction, repair or replacement of the Partnership's assets; (vii) operating hazards, unforeseen weather events or matters beyond the Partnership's control; (viii) inability to consummate acquisitions, pending or otherwise, on acceptable terms and successfully integrate acquired businesses into the Partnership's operations; (ix) effects of existing and future laws or governmental regulations; and (x) litigation. Additional information concerning these and other factors that could cause the Partnership's actual results to differ from projected results can be found in the Partnership's public periodic filings with the Securities and Exchange
Commission ("SEC"), including the Partnership's Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the SEC on March 12, 2015 and any updates thereto in the Partnership's subsequent quarterly reports on Form 10-Q and current reports on Form 8-K.
These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the forward-looking statements contained herein. Other unknown or unpredictable factors could also have material adverse effects on the Partnership’s future results. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
The Partnership does not, as a matter of course, disclose projections as to future operations, earnings or other results. However, the Partnership has included herein certain prospective financial information, including estimated EBITDA. This information was not prepared with a view toward disclosure, but, in the view of the Partnership’s management, was prepared on a reasonable basis, reflects the best currently available estimates and judgments and presents, to the best of the Partnership’s knowledge and belief, the expected course of action and expected future financial performance of the assets. However, this information is not fact and should not be relied upon as being indicative of future results, and readers of this presentation are cautioned not to place undue reliance on the prospective financial information.

GE Energy Financial Services

MAGNETAR CAPITAL

Atlas Energy, L.P.

Triangle Peak

BLACKROCK

CORENERGY Infrastructure Trust, Inc.

Arc LOGISTICS PARTNERS

Arc LOGISTICS PARTNERS

Arc Logistics Overview
The Partnership is a fee-based, independent logistics
service provider formed by Lightfoot Capital Partners,
LP (“Lightfoot Capital” or “Sponsor”) to acquire,
operate and grow energy logistics assets
The Partnership is principally engaged in the
terminalling, storage, throughput and transloading of
crude oil and petroleum products
The Partnership utilizes its strategically located assets
in the East Coast, Gulf Coast, West Coast and
Midwest regions of the United States to provide its
customers with multiple supply and delivery modes and
a diverse slate of petroleum products
The Partnership is focused on developing existing
and/or acquiring new assets to service current and
future customers
On May 14, 2015, the Partnership acquired a crude oil
unloading terminal in Joliet, IL (the “Joliet Terminal”)
located at the intersection of key Midwest commodity
flows and major refineries
On July 14, 2015, the Partnership acquired all of the
limited liability company interests of UET Midstream,
LLC (“UET Midstream”)
The assets include a substantially completed crude
oil terminal (the “Pawnee Terminal”) and land for
future development opportunities

Pro Forma Partnership Structure
Exchange
NYSE: ARCX
Common Units Outstanding
13,167,744
Subordinated
Units Outstanding
6,081,081
Current Annual Distribution
$1.70
Common
Unit Price (as of 08.18.15)
$16.73
Implied Distribution
Yield
10.2%
Market Capitalization
(1)
$322.0
million
52-Week High
/ Low
$26.59 / $15.85
Lightfoot Capital
(our Sponsor)
Common / Subordinated Units
Common and
Subordinated Units
0% GP
Interest
27.1% LP
Interest
72.9% LP
Interest
(1)
Includes all outstanding common and subordinated limited partnership units.

Investment Highlights

Diversified and well positioned asset portfolio to capitalize on organic and third-party growth opportunities
Supportive sponsor group with energy industry expertise and access to capital and investment opportunities
Arc Logistics Partners LP is a fee-based, growth-oriented, independent logistics service provider
Financial flexibility to achieve near-
and long-term opportunities
Stable and predictable cash flow profile
Customer driven, attractive and visible growth opportunities
Experienced management team with a proven track record of growing the business

Growth-Oriented Partnership

Organic Growth
Opportunities
Pipeline connected assets being repositioned for rail and marine opportunities
Customer driven tank and facility upgrades/expansion opportunities
Pawnee Terminal provides a platform in PADD IV for the development of identified future growth opportunities
Acquisitions from
Third Parties
Evaluating third-party acquisitions that would complement the Partnership’s existing operating expertise
New business lines (i.e. Jones Act shipping, dry bulk, pipelines) and/or geographic expansion
History of executing successful accretive acquisitions
Built in
Contracted Growth
CPI escalators in various terminalling agreements
Throughput incentive structures to drive incremental volumes
The newly acquired Pawnee Terminal operates under several five-year agreements, with full-term take-or-pay volume commitments increasing by 7% annually
Acquisitions from/with
Our Sponsor
Partners of our Sponsor include some of the largest energy investors in North
America
Acquisition of the Joliet Terminal through a joint venture with GE Energy
Financial Services, Inc. (“GE EFS”) illustrates our Sponsor’s continued support of the Partnership
Growth from incremental utilization of existing terminal capacity, organic growth projects and third-party acquisitions

West							
	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓
	✓	✓		✓		✓	✓		✓			✓			✓
	✓	✓	✓	✓		✓	✓		✓	✓		✓			✓
	✓	✓		✓		✓			✓			✓			
											✓				

Arc
LOGISTICS PARTNERS

Baltimore
Brooklyn
Blakeley
Chickasaw
Crucial marine access points,
including both ship and barge
berthing
Connections to major U.S.
pipeline infrastructure
Buckeye Pipeline
Colonial Pipeline
Inland Pipeline
Sun Pipeline
Rail facilities at selected
locations allow for
loading/unloading opportunities
Baltimore
Chickasaw
Cleveland
Portland
Cleveland
Mobile
Norfolk
Portland
The Partnership’s assets have multiple supply/receipt modes that provide flexibility to new and existing customers
Portland
Supply & Delivery Modes by Terminal
Terminal/
Mode
Baltimore
Blakeley
Brooklyn
Chickasaw
Chillicothe
Cleveland
Joliet
Madison
Mobile
Norfolk
Pawnee
Portland
Selma
Spartanburg
Toledo
Pipeline
Colonial
None
Buckeye
None
None
Buckeye /
Inland
Proprietary
Shore
None
Colonial
NECL-PXP
None
Colonial
Colonial
Sun /
Buckeye
Truck
Rail
Barge
Ship
Gathering
System
Saraland (servicing Blakeley, Mobile and other third-
party terminals)
Toledo
Joliet
Joliet
West Shore Pipeline
Mokena-Joliet Pipeline
Pony Express Pipeline’s Northeast Colorado Lateral
(“NECL-PXP”)
Information provided as of August 18, 2015.

Well Positioned Assets

100%
80%
60%
40%
20%
0%
13.5%
14.1%
13.7%
9.5%
86.5%
85.9%
86.3%
90.5%
2013
2014
YTD 06/30/14
YTD 06/30/15
Storage & Throughput
Ancillary

$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$9.9
$9.5
$9.9
$9.8
$4.9
$4.6
$5.0
$4.4
2013
2014
YTD 06/30/14
YTD 06/30/15
Equity Earnings
Cash Distributions

LOGISTICS PARTNERS

The Partnership’s contract portfolio generates cash flows through minimum service fees, while providing for upside exposure to throughput and ancillary service fees
Storage &
Throughput
Services Fees
Typically contract with customers for the
receipt, storage, throughput and transloading of
crude oil and petroleum products for one to ten
year terms with evergreen provisions
Many agreements contain take-or-pay
provisions whereby the Partnership generates
revenue regardless of its customers’ use of the
facility
Creates stable cash flow and mitigates
exposure to supply and demand volatility and
other market factors
As of December 31, 2014, the weighted
average remaining term for all of the
Partnership’s service agreements was
approximately three years
Ancillary
Fees
Heating, blending and mixing associated with
customers’ activity
Varies based upon the activity levels of the
Partnership’s customers
Gulf LNG
Distributions
Distributions are supported by two 20-
year
(2)
, terminal use agreements with firm
reservation charges for all of the capacity
of the LNG Facility with several
integrated, multi-national oil and gas
companies
Historical Revenue Composition
Contributions to Arc Logistics
(1)
from Gulf LNG
(1)
Contribution of equity earnings and cash distributions represent the 10.3% limited liability company interest in Gulf LNG Holdings Group, LLC pro forma contribution to Arc Logistics.
(2)
As of June 30, 2015, the remaining term was approximately 17 years.

Contracted, Stable Cash Flow Profile

Portland, OR
Madison, WI
Chillicothe, IL
Toledo, OH
Cleveland, OH
Brooklyn, NY
Baltimore, MD
Norfolk, VA
Selma, NC
Saraland, AL
Chickasaw, AL
Blakeley, AL
Mobile, AL
Pascagoula, MS

Arc LOGISTICS PARTNERS

Diversified Portfolio of Logistics Assets

The Partnership continues to acquire logistics assets that serve as a critical link between supply and local demand locations
1.
The
capacity
represents
the
Partnership’s
50%
share
of
the
884,000
barrels
of
available
total
storage
capacity
of
the
Baltimore,
MD
terminal
and
the
165,000
barrels
of
available
total
storage
capacity of the Spartanburg, SC terminal. The terminals are co-owned with and operated by CITGO Petroleum Corporation.
2.
The physical location of this terminal is in Mobile, AL.
3.
The physical location of this terminal is in Chesapeake, VA.
4.
Represents 100% of the Joliet Terminal.
5.
The capacity represents the full capacity of the LNG Facility. The Partnership owns a 10.3% interest in Gulf LNG Holdings Group, LLC, which owns the LNG Facility.
Joliet, IL
Terminals and Transloading Facilities
Arc Terminals Headquarters
Arc Logistics Headquarters
LNG Facility
2015 Acquisitions
Information provided as of August 18, 2015.
Pawnee, CO
Spartanburg, SC
Location
Capacity
Products
Blakeley, AL
(2)
708 mbbls
Crude Oil; Asphalt; Fuel Oil; Chemicals
Brooklyn, NY
63 mbbls
Gasoline; Ethanol
Chickasaw, AL
609 mbbls
Crude Oil; Distillates; Fuel Oil; Crude Tall
Oil
Chillicothe, IL
273 mbbls
Gasoline; Distillates; Ethanol; Biodiesel
Cleveland, OH –
North
426 mbbls
Gasoline; Distillates; Ethanol; Biodiesel
Cleveland, OH –
South
191 mbbls
Gasoline; Distillates; Ethanol; Biodiesel
Joliet, IL
(4)
300 mbbls
Crude Oil; Dry bulk
Madison, WI
150 mbbls
Gasoline; Distillates; Ethanol; Biodiesel
Mobile, AL –
Main
1,093 mbbls
Crude Oil; Asphalt; Fuel Oil
Mobile, AL –
Methanol
294 mbbls
Methanol
Norfolk, VA
(3)
213 mbbls
Gasoline; Distillates; Ethanol
Pawnee, CO
200 mbbls
Crude Oil
Portland, OR
1,466 mbbls
Crude Oil; Asphalt; Aviation Gas;
Distillates
Selma, NC
171 mbbls
Gasoline; Distillates; Ethanol; Biodiesel
Spartanburg, SC
(1)
83 mbbls
Gasoline; Distillates; Ethanol
Toledo, OH
244 mbbls
Gasoline; Distillates; Aviation Gas;
Ethanol; Biodiesel
Total Terminals
6,925 mbbls
Crude Oil Loading / Transloading
Facilities
Chickasaw, AL
9 mbpd
Crude Oil; Distillates; Fuel Oil; Crude Tall
Oil; Chemicals
Joliet, IL
(4)
85 mbpd
Crude Oil
Portland, OR
18 mbpd
Crude Oil
Saraland, AL
14 mbpd
Crude Oil; Chemicals
Total Transloading
126 mbpd
LNG Facility
Pascagoula, MS
(5)
320,000 M³
Liquefied natural gas
Terminals
Baltimore, MD
(1)
442 mbbls
Gasoline; Distillates; Ethanol

Financial Flexibility
The Partnership continues to position itself to achieve its long-term growth objectives

Capitalize on Financial
Flexibility
$300.0 million amended and restated credit facility
Access to the capital markets
Seek to maintain a balanced capital structure
Maximize flexibility to fund growth
Maintain Stable Cash
Flows
Focus on long-term fee-based growth opportunities
Focus on maintaining stable customer profile with contracted revenues
History of enhancing commercial opportunities by cross-selling services
Continue to renew expiring contracts with similarly attractive or higher rates; amend contracts to include complementary business lines
Focus on counterparty concentration and credit profile
Deliver Consistent
Distribution Growth
Intend to maintain a conservative distribution coverage ratio
Seek to maintain liquidity and financial flexibility to grow distributions
Business model seeks to produce consistent and stable cash flows
Creatively Structured
Acquisitions
Joint venture transactions to acquire large assets
Lease transactions to acquire operational rights in new geographic locations
Issue common units to sellers

GE
Energy Financial Services (2)
60.0%
40.0%
Arc Joliet
100%
Joliet Bulk, Barge & Rail LLC
100%
100%
Joliet Terminal
JBBR Pipeline
100%
Pipeline Assets

Overview
Joliet, IL Terminal Acquisition

On May 14, 2015, Arc Terminals Joliet Holdings LLC (“Arc
Joliet”) acquired the Joliet Terminal
Arc Joliet is a joint venture with GE EFS
The Partnership owns 60% of Arc Joliet and serves
as Manager
The Partnership has a “right of first offer” if GE EFS
should decide to sell its interests in Arc Joliet
Facility Site
Terminal Summary
The Joliet Terminal is a multi-modal crude oil unloading
terminal in Joliet, IL
Dual loop track capable of storing two unit trains
and unloading 85,000 barrels per day
Heat infrastructure in place
300,000 barrels of storage and pipeline connectivity
Waterfront access and 84 acres of land available for
expansion
Two, three-year agreements, at the minimum
volume commitments, with a major oil company
The two long-term agreements support estimated annual
EBITDA
(1)
of $23.0 to $25.0 million
(1)
Estimated annual EBITDA attributable to the JBBR joint venture company. Projection assumes minimum contracted revenue, minimum volumes and forecasted operating expenses for the estimated annual period. Further detail provided in Form 8-K filed with the SEC on February 19, 2015.
(2)
Reflects ownership interest held directly or indirectly by GE EFS.
Joint Venture Structure

Overview
Pawnee, CO Terminal Acquisition

On July 14, 2015, the Partnership acquired all of the
limited liability company interests of UET Midstream
Acquired assets include Pawnee Terminal and land
for future development opportunities
Commercial operations began on May 1, 2015
Current inbound receipt capacity up to 150,000
bbls/d via truck unloading and gathering systems
200,000 bbls of commingled storage capacity
Permits in place for construction of a third tank
for additional storage capacity
Supported by five-year commercial agreements
Fee-based throughput agreements
Take-or-pay commitments with annual volumetric
increases
Partnership controlling the completion of the remaining
construction
Remaining construction work principally includes
punch list related activities
Other projected terminal upgrades include
installation of a third tank and a fire protection
system
The long-term agreements support estimated annual
EBITDA
(1)
of $9.0 to $9.5 million
Facility Site
Development Opportunities
The Partnership also acquired additional development land to expand terminal operations in the Denver-Julesberg
Basin
Site is located 11.5 miles south of the Pawnee Terminal
Will provide enhanced accessibility for customers
Receipt of initial permits to construct a 100,000 bbls
terminal to support additional commercial opportunities
Capable of connecting to PXP-NECL
(1)
Projection assumes minimum contracted revenue, minimum volumes and forecasted operating expenses for the estimated annual period. Further detail provided in Form 8-K filed with the SEC on July 15, 2015.

7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
3.5
5.0
6.4
6.9
2012
2013
2014
PF 06/30/15

80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
40.9
70.7
69.5
66.2
2012
2013
2014
YTD 06/30/15

$60.0
$40.0
$20.0
$-
$22.9
$47.8
$54.9
$32.7
2012
2013
2014
YTD 06/30/15

$40.0
$30.0
$20.0
$10.0
$-
$10.9
$24.0
$30.2
$18.0
2012
2013
2014
YTD 06/30/15

Arc LOGISTICS PARTNERS

The Partnership has achieved a track record of organic and acquisitive growth in spite of volatile commodity markets and economic headwinds
Shell Capacity (mmbbls)
(1)
Reflects 100% of the Pawnee Terminal storage capacity.
(2)
Adjusted EBITDA is a non-GAAP measure. Please see reconciliation pages in the appendix to this presentation.
Throughput (mbbls/d)
Revenue ($mm)
Adjusted EBITDA
(2)
($mm)

(1)
Proven and Resilient Business Model

Questions

Appendix

Non-GAAP Financial Measures

Non-GAAP Financial Measures
The Partnership defines Adjusted EBITDA as net income before interest expense, income taxes and depreciation and amortization expense, as further adjusted for other non-cash charges and other charges that are not reflective of our ongoing operations. Adjusted EBITDA is a non-GAAP financial measure that management and external users of the Partnership's consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess (i) the performance of the Partnership's assets without regard to the impact of financing methods, capital structure or historical cost basis of the Partnership's assets; (ii) the viability of capital expenditure projects and the overall rates of return on alternative investment opportunities; (iii) the Partnership's ability to make distributions; (iv) the Partnership's ability to incur and service debt and fund capital expenditures; and (v) the Partnership's ability to incur additional expenses. The Partnership believes that the presentation of Adjusted EBITDA provides useful information to investors in assessing its financial condition and results of operations.
The Partnership defines distributable cash flow as Adjusted EBITDA less (i) cash interest expense paid; (ii) cash income taxes paid; (iii)
maintenance capital expenditures paid; and (iv) equity earnings from the Partnership’s interests in Gulf LNG Holdings Group, LLC (the “LNG
Interest”); plus (v) cash distributions from the LNG Interest. Distributable cash flow is a non-GAAP financial measure that management and external users of the Partnership’s consolidated financial statements may use to evaluate whether the Partnership is generating sufficient cash flow to support distributions to its unitholders as well as measure the ability of the Partnership’s assets to generate cash sufficient to support its indebtedness and maintain its operations.
The GAAP measure most directly comparable to Adjusted EBITDA and distributable cash flow is net income. Adjusted EBITDA and distributable cash flow should not be considered as an alternative to net income. Adjusted EBITDA and distributable cash flow have important limitations as analytical tools because they exclude some but not all items that affect net income. Readers should not consider Adjusted EBITDA or distributable cash flow in isolation or as a substitute for analysis of the Partnership's results as reported under GAAP. Additionally, because
Adjusted EBITDA and distributable cash flow may be defined differently by other companies in the Partnership's industry, its definitions of
Adjusted EBITDA and distributable cash flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see the reconciliation of net income to Adjusted EBITDA and distributable cash flow  in the accompanying tables.

(1)
The Long-lived asset impairment relates to the Chillicothe, IL Terminal. The Partnership re-evaluated the Chillicothe Terminal and based upon the inability to enter into a service agreement with a new or existing customer, the Partnership recognized a non-cash impairment loss of approximately $6.1 million at December 31, 2014.
(2)
The one-time transaction expenses relate to due diligence and transaction expenses incurred in connection with acquisition related activity as described in the Partnership’s amended and restated credit facility.
(3)
The non-cash charges relate to deferred rent expense associated with the Portland, OR terminal lease transaction and non-cash compensation associated with the Partnership’s long-term incentive plan.
(4)
Adjusted EBITDA and distributable cash flow are defined as non-GAAP measures.
2012
2013
2014
6/30/2014
6/30/2015
Net Income
$5,423
$12,831
$1,275
$2,742
$2,188
   Income taxes
43

3
17
   Interest expense
1,320
8,639
3,706
930
1518
   Gain on bargain purchase of business
-
(11,777)
-
-
-
   Depreciation
3,317
5,836
7,261
1,761
2,321
   Amortization
624
4,756
5,427
1,353
1,719
   Long-lived asset impairment
(1)
-
-
6,114
-
-
   One-time transaction expenses
(2)

3,673

7
1,447
   Non-cash charges
(3)
-
-
5,885

1,422
Adjusted EBITDA
(4)
$10,862
$23,978
$30,177
$7,738
$10,632
   Cash interest expense
(3,398)
(859)
(1,320)
   Cash income taxes
(58)
(3)
(17)
   Maintenance capital expenditures
(2,522)
(742)
(707)
   Equity earnings from the LNG Interest
(9,895)
(2,487)
(2,503)
   Cash distributions received from the LNG Interest
9,827
2,843
2,601
Distributable cash flow
(4)
$24,131
$6,490
$8,686
Total LP Units Outstanding
12,949
12,949
19,248
DCF
(4)
/ Total LP Units Outstanding
$1.86
$0.50
$0.45
Declared LP Distribution
$1.61
$0.400
$0.425
(In thousands, except per unit data)
Year Ending December 31,
Quarter Ending,
Reconciliation to Adjusted EBITDA and Distributable Cash Flow